UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
10/15/08

COLUMBIA BANKING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Washington	0-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 A Street
Tacoma, WA	98402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (253) 305-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 8.01 Other Events

Columbia Banking System, Inc. (the “Company”) is filing this Current Report on Form 8-K to update certain historical information included in its Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission on March 7, 2008, (the “Form 10-K”).  In particular, the Company is updating certain historical information to reflect the reorganization of its reportable segments.

As reported in its Quarterly Reports on Form 10-Q for the periods ended March 31 and June 30, 2008, effective April 1, 2008, the Bank of Astoria banking subsidiary (“Astoria”) was merged into the Columbia Bank banking subsidiary.  This change in internal organizational structure changed the composition of the Company’s reportable segments. Previously, Astoria operating results were reported in the Astoria segment; however, as a result of the change in organizational structure, operating results for Astoria are now included in the Company’s Retail Banking reportable segment.

The following items of the Form 10-K are being recast to reflect the Company’s reorganization of its reportable segments:
•	Business and Properties (Part I, Item 1 and 2)(filed as Exhibit 99.1 hereto and incorporated herein by reference)
•	Financial Statements and Supplementary Data (Part II, Item 8)(filed as Exhibit 99.2 hereto and incorporated herein by reference)

This new presentation has no effect on the Company’s reported total net income for any reporting period.  Other than as required to reflect the changes in segment presentation as described above, the information presented in the Exhibits referenced above does not reflect events occurring after the filing of the Form 10-K for the year ended December 31, 2007.  This Current Report on Form 8-K should be read in conjunction with the Form 10-K (except for Part I, Items 1 and 2 and Part II, Item 8) and the Company’s other periodic reports on Form 10-Q and Form 8-K that have been filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements. – not applicable
(b)	Pro forma financial information. – not applicable
(c)	Shell company transactions. – not applicable
(d)	The following exhibits are being furnished herewith:

23	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
99.1	Business and Properties, revised only to reflect the change in reportable segments.
99.2
Audited consolidated financial statements and the notes thereto of the Company, prepared in accordance with accounting principles generally accepted in the United States, as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, restated to reflect the change in reportable segments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

Date: October 15, 2008	/s/ Gary R. Schminkey
Gary R. Schminkey
Executive Vice President and Chief Financial Officer